UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2005

Coach Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-19471	91-1942841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12330 SW 53rd Street, Suite 703 Cooper City, Florida	33330
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 602-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

On December 2, 2005, the Registrant entered into a purchase agreement (the “Purchase Agreement”), with certain accredited investors (each an “Investor”) signatory thereto, pursuant to which the Registrant issued 7,333,333 shares of restricted common stock (the “Shares”) and a warrant (the “Warrant”) to purchase up to an aggregate of 7,333,333 shares of restricted common stock (the “Warrant Shares”) for an aggregate purchase price of $2,200,000. Pursuant to the terms and conditions of the Warrant, each Investor will have the right to acquire up to 50% of the number of shares of common stock purchased under the Purchase Agreement at an exercise price of $0.50 per share and up to 50% of the number of shares of common stock purchased under the Purchase Agreement at an exercise price of $0.75 per share for a period of five years from the closing.

The Registrant has agreed to file a registration statement with the Securities and Exchange Commission in order to register the resale of the Shares and the Warrant Shares (the “Registration Statement”).

The description of the foregoing transactions as described hereinabove is qualified in its entirety by the Purchase Agreement, the Warrant and the Registration Rights Agreement that are attached as exhibits to this Form 8-K.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On December 2, 2005, the Registrant issued 7,333,333 shares of restricted common stock and a warrant to purchase up to an aggregate of 7,333,333 shares of restricted common stock for an aggregate purchase price of $2,200,000, pursuant to the terms of the Purchase Agreement and Warrant, as described under Item 1.01 above, and incorporated into this item by reference. The offer and sale of all securities pursuant to the foregoing transaction was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Rule 506 insofar as: (1) the investor was accredited within the meaning of Rule 501(a); (2) the transfer of the securities were restricted by the Registrant in accordance with Rule 502(d); (3) there were no more than 35 non-accredited investors in any transaction within the meaning of Rule 506(b), after taking into consideration all prior investors under Section 4(2) of the Securities Act within the twelve months preceding the transaction; and (4) none of the offers and sales were effected through any general solicitation or general advertising within the meaning of Rule 502(c).

The description of the foregoing transactions as described hereinabove is qualified in its entirety by the Purchase Agreement, the Warrants and the Registration Rights Agreement that are attached as exhibits to this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement, dated December 2, 2005, by and between Coach Industries Group, Inc. and the Accredited Investors signatory thereto.

10.2	Form of Warrant, dated December 2, 2005.

10.3	Form of Registration Rights Agreement, dated December 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACH INDUSTRIES GROUP, INC.
(Registrant)
Date December 7, 2005
	By:	/S/ FRANCIS O’DONNELL
	Name:	Francis O’Donnell
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement, dated December 2, 2005, by and between Coach Industries Group, Inc. and the Accredited Investors signatory thereto.

10.2	Form of Warrant, dated December 2, 2005.

10.3	Form of Registration Rights Agreement, dated December 2, 2005.